UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2014 (May 7, 2014)

INLAND REAL ESTATE INCOME TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55146 (Commission File Number)	45-3079597 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

The information discussed under Items 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Mansfield Pointe Shopping Center

On May 7, 2014, Inland Real Estate Income Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Registrant”), through our wholly owned subsidiary and the owner of Mansfield Pointe Shopping Center, IREIT Mansfield Pointe, L.L.C. (the “Mansfield Subsidiary”), entered into a loan with JPMorgan Chase Bank, N.A. for $14.2 million. The loan is secured by first mortgage on the Mansfield Pointe Shopping Center.

The loan bears interest at a variable rate that will not exceed the British Bankers Association LIBOR rate, calculated daily, plus the applicable margin of 1.8% per annum. The effective annual interest rate as of the date of this Current Report is 1.95% per annum. As part of the financing transaction, the Mansfield Subsidiary entered into an interest rate forward swap contract to fix the floating LIBOR interest rate in order to manage the risk exposed to interest rate fluctuations. As a result, the effective annual interest rate in years two through five of the loan is 3.90% per annum. The loan matures on May 7, 2019. The loan requires the Mansfield Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. Subject to satisfying certain conditions, as set forth in the loan documents, the Mansfield Subsidiary may prepay all or a portion of the loan, subject to, in certain circumstances, an administrative fee and the payment of loss, cost and expenses, and obtain the release of the property and the related obligations under the loan documents. Provided no principal payments are made during the term of the loan and that the entire principal amount is borrowed, approximately $14.2 million will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties. The loan documents also contain various customary events of default, including the non-payment of principal or interest, any default in compliance with the covenants contained in the documents evidencing the loan and bankruptcy or other insolvency events. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Mansfield Subsidiary will be required to pay a default interest rate equal to the lessor of 5% per annum above the current rate or the maximum interest rate permitted by applicable law.

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The loan is non-recourse to us and the Mansfield Subsidiary, with certain exceptions for borrower bankruptcy. We have guaranteed the obligations or liabilities of the Mansfield Subsidiary to lender for any losses, costs or damages arising out of or in connection with any fraud or intentional material misrepresentation of the Mansfield Subsidiary, gross negligence or willful misconduct, material waste of the properties and the breach of any representation or warranty concerning environmental laws, among other things.

Park Avenue Shopping Center

On May 8, 2014, we, through our wholly owned subsidiary and the owner of Park Avenue Shopping Center, IREIT Little Rock Park Avenue, L.L.C. (the “Park Avenue Subsidiary”), entered into a loan with PNC Bank, National Association for $14,061,658. The loan is secured by first mortgage on the Park Avenue Shopping Center. On May 7, 2014, $11,683,793 was funded under the loan. The unfunded portion of the loan will be funded with the earnout closings as disclosed in our Current Report filed by the Company with the Securities and Exchange Commission on February 27, 2014, and subject to parameters set forth in the agreements governing the loan and the acquisition of Park Avenue Shopping Center.

The loan bears interest at a variable rate that will not exceed the sum of the British Bankers Association LIBOR rate, calculated monthly, plus 1.75% per annum. The effective annual interest rate as of the date of this Current Report is 1.90% per annum. The loan matures on May 8, 2019. The loan requires the Park Avenue Subsidiary to make monthly payments of interest only until the maturity date, on which date the outstanding principal balance of the loan plus all accrued and unpaid interest will be due. Subject to satisfying certain conditions, as set forth in the loan documents, the Park Avenue Subsidiary may prepay all or a portion of the loan, subject to, in certain circumstances, the payment of loss, cost and expenses, and obtain the release of the property and the related obligations under the loan documents. Provided no principal payments are made during the term of the loan and that the entire principal amount is borrowed, approximately $14,061,658 will be due and payable at the maturity date.

The loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and borrowing conditions, all as set forth in the loan documents, including limitations on the incurrence of unpermitted liens on the properties. The loan documents also contain various customary events of default, including the non-payment of principal or interest, any default in compliance with the covenants contained in the documents evidencing the loan and bankruptcy or other insolvency events. If an event of default occurs under the loan, the lender may declare the debt to be immediately due and payable, and in certain limited cases the loan balance may become immediately due and payable without any action by the lender. In the event of a default, the Park Avenue Subsidiary will be required to pay a default interest rate equal to the lessor of 5% per annum above the current rate or the maximum interest rate permitted by applicable law.

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The loan is non-recourse to us and the Park Avenue Subsidiary, with certain exceptions for borrower bankruptcy. We have guaranteed the obligations or liabilities of the Park Avenue Subsidiary to lender for any losses, costs or damages arising out of or in connection with: (i) any fraud or intentional material misrepresentation of the Park Avenue Subsidiary; (ii) gross negligence or willful misconduct; (iii) material waste of the properties; (iv) the maintenance of the common areas of the Park Avenue Shopping Center (including the parking garage) associated with the Park Avenue Subsidiary being the operator under the master operating agreement for the common area and parking garage; and (v) the breach of any representation or warranty concerning environmental laws, among other things.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8, which are incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Loan and Security Agreement, dated as of May 7, 2014, by and among IREIT Mansfield Pointe, L.L.C., and JPMorgan Chase Bank, N.A.

10.2	Promissory Note, made as of May 7, 2014, by IREIT Mansfield Pointe, L.L.C. for the benefit of JPMorgan Chase Bank, N.A.

10.3	Guaranty, dated as of May 7, 2014, by Inland Real Estate Income Trust, Inc. in favor of JPMorgan Chase Bank, N.A.

10.4	Environmental Indemnity, dated as of May 7, 2014, made by IREIT Mansfield Pointe, L.L.C. and Inland Real Estate Income Trust, Inc. in favor of JPMorgan Chase Bank, N.A.

10.5	Loan Agreement, dated as of May 8, 2014, between IREIT Little Rock Park Avenue, L.L.C., and PNC Bank, National Association

10.6	Promissory Note, made as of May 8, 2014, by IREIT Little Rock Park Avenue, L.L.C. for the benefit of PNC Bank, National Association

10.7	Guaranty of Payment and Recourse Obligations, dated as of May 8, 2014, by Inland Real Estate Income Trust, Inc. to and for the benefit of PNC Bank, National Association

10.8	Environmental Indemnity Agreement, dated as of May 8, 2014, made by IREIT Little Rock Park Avenue, L.L.C. and Inland Real Estate Income Trust, Inc. in favor of PNC Bank, National Association

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	May 13, 2014	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan and Security Agreement, dated as of May 7, 2014, by and among IREIT Mansfield Pointe, L.L.C., and JPMorgan Chase Bank, N.A.

10.2	Promissory Note, made as of May 7, 2014, by IREIT Mansfield Pointe, L.L.C. for the benefit of JPMorgan Chase Bank, N.A.

10.3	Guaranty, dated as of May 7, 2014, by Inland Real Estate Income Trust, Inc. in favor of JPMorgan Chase Bank, N.A.

10.4	Environmental Indemnity, dated as of May 7, 2014, made by IREIT Mansfield Pointe, L.L.C. and Inland Real Estate Income Trust, Inc. in favor of JPMorgan Chase Bank, N.A.

10.5	Loan Agreement, dated as of May 8, 2014, between IREIT Little Rock Park Avenue, L.L.C., and PNC Bank, National Association

10.6	Promissory Note, made as of May 8, 2014, by IREIT Little Rock Park Avenue, L.L.C. for the benefit of PNC Bank, National Association

10.7	Guaranty of Payment and Recourse Obligations, dated as of May 8, 2014, by Inland Real Estate Income Trust, Inc. to and for the benefit of PNC Bank, National Association

10.8	Environmental Indemnity Agreement, dated as of May 8, 2014, made by IREIT Little Rock Park Avenue, L.L.C. and Inland Real Estate Income Trust, Inc. in favor of PNC Bank, National Association

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